UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2013 (January 14, 2013)

Magellan Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

1775 Sherman Street, Suite 1950, Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

(720) 484-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
This Amendment No. 1 to Current Report on Form 8-K/A (the "Amendment") is filed by Magellan Petroleum Corporation (the "Company") to amend the Current Report on Form 8-K filed by the Company on January 17, 2013 (the "Original Report") to report, among other things, the preliminary voting results from the Company's 2012 annual meeting of shareholders held on January 16, 2013 (the "Annual Meeting"). This Amendment amends only (i) Item 5.07 of the Original Report to provide the final voting results from the Annual Meeting, and (ii) the first sentence of the second paragraph under Item 5.02 of the Original Report to refer to the final voting results from the Annual Meeting instead of the preliminary voting results. This Amendment does not alter or affect any other information originally set forth in the Original Report, and this Amendment should be read in conjunction with the Original Report.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Based on the final voting results at the Annual Meeting held on January 16, 2013, as discussed under Item 5.07 below, the Company's shareholders have approved the Magellan Petroleum Corporation 2012 Omnibus Incentive Compensation Plan (the "Plan").

Item 5.07    Submission of Matters to a Vote of Security Holders.
On January 16, 2013, the Company held its Annual Meeting in Denver, Colorado. At the Annual Meeting, the proposals set forth below were submitted to a vote of the Company's shareholders. Each of the director nominees named below was elected to serve a three-year term expiring at the 2015 Annual Meeting of Shareholders, and each other proposal set forth below was approved by the requisite vote of the Company's shareholders. The final voting results are as follows:

	For	Withheld	Broker Non-Votes
Election of two directors to each serve a three-year term expiring at the 2015 Annual Meeting of Shareholders
Brendan S. MacMillan	27,350,699	1,368,369	19,204,291
Robert J. Mollah	19,789,989	8,929,106	19,204,291

	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve the compensation of the Company's named executive officers	19,975,097	8,349,202	394,796	19,204,291

	For	Against	Abstain	Broker Non-Votes
Approval of the 2012 Omnibus Incentive Compensation Plan	19,401,839	8,848,624	468,632	19,204,291

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013	46,811,671	726,631	385,084	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

	By:	/s/ J. Thomas Wilson
John Thomas Wilson, President and Chief Executive Officer
(as Principal Executive Officer)

January 22, 2013